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     NUMBER                                                        SHARES
    MIM 5917

  COMMON STOCK                                                   COMMON STOCK
                                                               CUSIP 553044 10 8
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                MIM Corporation
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This is to certify that



                                    SPECIMEN


is the owner of

   FULLY-PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.0001 PER SHARE, OF THE
                                COMMON STOCK OF

MIM Corporation (the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 MIM CORPORATION

                                    CORPORATE
                                      SEAL
                                      1996
                                    DELAWARE

/s/ ILLEGIBLE                                          /s/ John H. Klein
 SECRETARY                                            CHAIRMAN OF THE BOARD
                                                   AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
               (New York, New York)                               TRANSFER AGENT
                                                                   AND REGISTRAR

BY                                                       /s/ ILLEGIBLE
                                                              AUTHORIZED OFFICER

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

                                MIM CORPORATION

     THE  CORPORATION  WILL FURNISH  WITHOUT CHARGE TO EACH  STOCKHOLDER  WHO SO
REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR
             DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY
          AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- _________________ Custodian ________________
                          (Cust)                      (Minor)
                              under Uniform Gifts to Minors
                              Act _________________________
                                           (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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-----------------------------------------------------------------------   shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________



NOTICE:        _________________________________________________________________
               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

__________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.